Exhibit 10.1


                                                               EXECUTION VERSION


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                        AMENDMENT No. 1 and WAIVER No. 1
                                       to
                                CREDIT AGREEMENT


                         dated as of December 19, 2007


                                      among


                  KANSAS CITY SOUTHERN DE MEXICO, S.A. DE C.V.,
                                  as Borrower,


                      ARRENDADORA KCSM, S. DE R.L. DE C.V.,
                                  as Guarantor,


                                CERTAIN LENDERS,


                                       and


                             BANK OF AMERICA, N.A.,
                             as Administrative Agent



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     THIS  AMENDMENT  No. 1 AND  WAIVER NO. 1 TO CREDIT  AGREEMENT,  dated as of
December 19, 2007 (this "Amendment"), is entered into among KANSAS CITY SOUTHERN DE MEXICO, S.A. DE C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Borrower"), ARRENDADORA KCSM, S. DE R.L. DE C.V., a corporation with variable capital (sociedad de responsabilidad limitada de capital variable) organized under the laws of Mexico (the "Guarantor"), each of the lenders that is a signatory hereto under the caption "LENDERS" on the signature pages hereto and each other Person that becomes a "Lender" after the date hereof pursuant to Section 11.8(b) of the Credit Agreement, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                                    RECITALS


     WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of June 14, 2007 (the "Credit Agreement");

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below, in accordance with Section 11.3 of the Credit Agreement, subject to the conditions set forth herein; and

     WHEREAS, the parties hereto desire to waive certain obligations of the Borrower under the Credit Agreement, subject to the conditions set forth herein,

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. CERTAIN DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     SECTION 2. AMENDMENTS. (a) Section 1.1 of the Credit Agreement is amended by replacing the current definition of "Capital Expenditures" with the following definition:

     "`Capital Expenditures' shall mean, with respect to any Person, for any period, the sum of, without duplication, (a) all expenditures made by such Person during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment in the consolidated statements of cash flows of such Person for such period plus (b) the aggregate amount of all Capitalized Lease Obligations assumed or incurred by such Person during such period minus (c) the aggregate amount of Indebtedness incurred during such period to finance the acquisition of New Equipment (excluding any Indebtedness incurred during such period to refinance such New Equipment, other than Tranche A Indebtedness incurred to acquire such New Equipment)."

     (b) Section 7.8(d) of the Credit Agreement is amended by replacing the reference to "90 days" in the third line thereof with a reference to "120 days."

     (c) Section 7.9(i) of the Credit Agreement is amended by deleting the first existing proviso in its entirety and substituting the following therefor:

     "provided that the amount of any such Indebtedness incurred in any calendar year shall not exceed the amount set forth below opposite such calendar year:

                           2007                          US$95,000,000

                           2008                          US$140,000,000

                           2009                          US$25,000,000

                           2010                          US$20,000,000

                           2011                          US$20,000,000"


     SECTION 3. WAIVER. (a) The Majority Lenders hereby waive any Default or Event of Default to the extent, and only to the extent, of the Borrower's noncompliance with clause (b) of Section 7.1 of the Credit Agreement as of the end of the fiscal quarter ending on December 31, 2007.

     (b) Each of the Borrower and the Guarantor hereby agrees that the waiver specifically described in clause (a) above shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of further violations of Section 7.1(b) of the Credit Agreement or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default. The failure of Borrower to comply with
Section 7.1(b) of the Credit Agreement for any date, or any period ending on any date, other than as described above shall constitute an Event of Default.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

     (a) The representations and warranties made in the Credit Agreement are (or after giving effect hereto will be) true and correct as if made on the date hereof (other than any such representation or warranty which, by its term, speaks as of a particular date), except that the representation made in Section 5.1(b) is hereby modified to reflect the transformation of Arrendadora from a sociedad anonima de capital variable, or S.A. de C.V., to a sociedad de responsabilidad limitada de capital variable (limited liability corporation), or
S. de R.L. de C.V., effective as of December 7, 2007, in accordance with and as permitted by Section 5.1 of the Credit Agreement.

     (b) The execution and delivery by each of the Borrower and the Guarantor of this Amendment and the performance by it of its obligations hereunder: (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action and
(iii) do not and will not contravene or conflict with any provision of: (A) its organizational documents, (B) any Applicable Law, decree, judgment, award, injunction or similar legal restriction in effect, except to the extent that any contravention thereof is not reasonably likely to have a Material Adverse Effect or (C) any document or other contractual restriction binding upon or affecting it or any of its Properties, except to the extent that any contravention thereof is not reasonably likely to have a Material Adverse Effect.

     SECTION 5. EFFECT OF AMENDMENT. All provisions of the Credit Agreement, except as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in any Loan Document (or any other document) referring to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.

     SECTION 6. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on the date when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrower, the Guarantor, the Administrative Agent and the Majority Lenders and the following documents, each in form and substance satisfactory to the Administrative Agent:

     (a) certified copies of the Organizational Documents of each of the Borrower and the Guarantor, as certified by an authorized officer of each of the Borrower and the Guarantor, as applicable, and

     (b) documents (including appropriate resolutions of its shareholders or the Board of Directors or similar body) evidencing due authorization of the execution, delivery and performance by it of this Amendment by the Borrower and the Guarantor, or a certification from an authorized officer of the Borrower and the Guarantor if such documents are not required by Applicable Law.

     SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE'S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     SECTION 8. COUNTERPARTS. This Amendment may be executed on any number of separate counterparts (including by fax or electronic delivery), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 9. SECTION HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment (or the Credit Agreement).

     SECTION 10. LOAN DOCUMENT. The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


                                       KANSAS CITY SOUTHERN DE MEXICO, S.A.
                                       DE C.V., as the Borrower


                                       By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                       By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                       ARRENDADORA KCSM, S. DE R
                                          as the Guarantor


                                       By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                       By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                       BANK OF AMERICA, N.A.,
                                          as the Administrative


                                       By:
                                           -------------------------------------
                                              Name:
                                              Title: